                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                 ---------------------

                                       FORM 8-A


                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                                 ---------------------


                                  DAOU SYSTEMS, INC.
                (Exact name of registrant as specified in its charter)

              DELAWARE                                  330284454
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


                                 5120 SHOREHAM PLACE
                             SAN DIEGO, CALIFORNIA  92122
                                    (619) 452-2221

                       (Address of principal executive offices)

                                 ---------------------

          Securities to be registered pursuant to Section 12(b) of the Act:

                                         None
                                   (Title of Class)

                                 ---------------------

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. / /

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. / /

                                 ---------------------

          Securities to be registered pursuant to Section 12(g) of the Act:

                                     Common Stock
                                   (Title of Class)

                                 ---------------------

                    INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

    Incorporated by reference to page 38 of the Prospectus dated January 21, 1997 contained in Registrant's Amendment No. 1 to Form SB-2 Registration Statement (File No. 333-18155) (the "Registration Statement").

ITEM 2. EXHIBITS.

    The following exhibits are filed as part of this registration statement:

         1.    Specimen Certificate for Registrant's Common Stock.

         2.*   Registrant's Amended and Restated Certificate of
               Incorporation.

---------------------
    *    Incorporated by reference to Exhibit 3.1 to the Registration
         Statement.


                                      SIGNATURES

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       DAOU SYSTEMS, INC.


Dated:  January 29, 1997                    By:   /s/ DANIEL J. DAOU
                                                  ----------------------------
                                                  Daniel J. Daou, PRESIDENT